                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 9, 2000

                             GLOBE HOLDINGS, INC.
                          GLOBE MANUFACTURING CORP.
            (Exact name of registrant as specified in its charter)


      Massachusetts                        333-64669                          04-2017769
        Alabama                            333-64675                          63-1101362
----------------------------        ------------------------       ---------------------------------
(State or other jurisdiction        (Commission File Number)       (IRS Employer Identification No.)
of incorporation)

456 Bedford Street, Fall River, Massachusetts                                   02720
456 Bedford Street, Fall River, Massachusetts                                   02720
---------------------------------------------                                ------------
  (Address of principal executive offices)                                    (Zip Code)


Registrant's telephone number, including area code:   (508) 674-3585
                                                      (508) 674-3585
                                                     ----------------

                       This Instrument contains 4 pages.

Item 7.  Financial Statements And Exhibits

On June 7, 2000, Globe Holdings, Inc. and Globe Manufacturing Corp. filed a current report on Form 8-K relating to an amendment to the Forbearance Agreement dated April 12, 2000. This Form 8-K/A is being filed to provide as an exhibit the Fourth Amendment and Forbearance Agreement dated as of May 31, 2000.

(c)   Exhibits

10.1 Fourth Amendment and Forbearance Agreement dated as of May 31, 2000 by and among Globe Manufacturing Corp., Globe Holdings, Inc., Bank of America, N.A., and certain other lenders.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBE HOLDINGS, INC.


Dated: June 9, 2000                     By: /s/ Kevin T. Cardullo
                                            ---------------------------
                                            Assistant Vice President, Finance
                                                    and Accounting

                                        GLOBE MANUFACTURING CORP.


Dated: June 9, 2000                     By: /s/ Kevin T. Cardullo
                                            ---------------------------
                                            Assistant Vice President, Finance
                                                and Accounting

                                 EXHIBIT INDEX

Exhibit No.  Description

10.1 Fourth Amendment and Forbearance Agreement dated as of May 31, 2000 by and among Globe Manufacturing Corp., Globe Holdings, Inc., Bank of America, N.A., and certain other lenders.